                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                    INVISION TECHNOLOGIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                             7151 GATEWAY BOULEVARD
                            NEWARK, CALIFORNIA 94560

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2000

                            ------------------------

TO THE STOCKHOLDERS OF INVISION TECHNOLOGIES, INC.:

    Notice Is Hereby Given that the Annual Meeting of Stockholders of InVision Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 31, 2000 at 9:30 a.m. local time at the Company's headquarters, 7151 Gateway Boulevard, Newark, California 94560 for the following purposes:

    (1) To elect the Class I directors to hold office until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified.

    (2) To approve the Company's Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 150,000 shares to 450,000 shares.

    (3) To approve the Company's 2000 Equity Incentive Plan.

    (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [/S/ ROBERT L. JONES]

                                          ROBERT L. JONES
                                          SECRETARY

Newark, California
April 25, 2000

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON, TOUR OUR FACILITY AND VIEW A DEMONSTRATION OF OUR WOODVISION CTX SYSTEM. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                     [LOGO]

                             7151 GATEWAY BOULEVARD
                            NEWARK, CALIFORNIA 94560

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 31, 2000

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of InVision Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 31, 2000, at 9:30 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's headquarters at 7151 Gateway Boulevard, Newark, California 94560. The Company intends to mail this proxy statement and accompanying proxy card on or about April 26, 2000 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on April 14, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 14, 2000 the Company had outstanding and entitled to vote 12,235,193 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 7151 Gateway Boulevard, Newark, California 94560, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company not later than December 26, 2000 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's Bylaws which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board of Directors determines by resolution that any such vacancies shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

    The Board of Directors is presently composed of six members and one vacancy. There are two directors in Class I whose term of office expires in 2000. The nominees for election to this class are currently directors of the Company. If elected at the Annual Meeting, the nominees would serve until the 2003 annual meeting of stockholders and until their successors are elected and have qualified, or until such directors' earlier death, resignation or removal.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

    Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2003 ANNUAL MEETING

    DR. SERGIO MAGISTRI

    DR. SERGIO MAGISTRI, age 47, has served as President, Chief Executive Officer and a director of the Company since December 1992. From June 1991 to November 1992, he was a Project Manager with AGIE, Switzerland, a manufacturer of high precision tooling equipment, responsible for all aspects of a family of new products for high precision electro-erosion machining with sub-micron precision. From 1988 to June 1991, Dr. Magistri was a consultant to high technology companies, including FI.M.A.I. Holding, S.A. As a consultant to FI.M.A.I., Dr. Magistri was involved in the formation of the Company and the development of its business plan and of its technology. From 1983 to 1988, Dr. Magistri held various positions with Imatron, including as an Engineering Physicist and Manager of Advanced Reconstruction Systems, and Director of Computer Engineering. Dr. Magistri holds a degree in Electrical Engineering and a doctorate in Biomedical Engineering from the Swiss Institute of Technology, Zurich, Switzerland.

    DAVID M. PILLOR

    DAVID M. PILLOR, age 45, joined the Company in July 1994 as Vice President, Sales and Marketing, has served as Senior Vice President, Sales and Marketing since November 1995 and as a director since 1999. From 1988 to July 1994, Mr. Pillor held various positions including Area Sales Manager, National Sales Manager and Vice President of Sales of Technomed International, a medical products company. Mr. Pillor holds a Bachelor of Sciences degree in Chemistry from the University of Maryland.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF THE NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

    DR. DOUGLAS P. BOYD

    DR. DOUGLAS P. BOYD, age 58, served as a director of the Company from September 1990 to December 1992, and since June 1993. Dr. Boyd was a founder of Imatron Inc. ("Imatron") in 1981, has held various positions at Imatron, and currently serves as its Chairman of the Board and Chief Technology Officer.
Dr. Boyd is an Adjunct Professor of Radiology at the University of California, San Francisco.

    DR. BRUNO TREZZA

    DR. BRUNO TREZZA, age 63, has served as a director of the Company since November 1993. Since 1974, he has served as a professor of economics at the University "La Sapienza" in Rome, Italy. From 1980 to 1981, Dr. Trezza served as an economic advisor to the Italian Prime Minister. From 1974 to 1983, he served as a member of the Committee for Economic Planning of the Italian Ministry of Planning. He has served as a director of several private companies and public institutions in Italy.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

    DR. GIOVANNI LANZARA

    DR. GIOVANNI LANZARA, age 60, has served as a director of the Company since September 1990 and as Chairman of the Board since March 1994. Since 1978, he has served as a professor and President of the Transportation Engineering Department at the University of Aquila, Rome, Italy. Dr. Lanzara has been President of the International Center for Transportation Studies since 1987. Dr. Lanzara served as director of Imatron, a CT medical scanner company, from August 1993 to June 1996.

    AMBASSADOR MORRIS D. BUSBY

    AMBASSADOR MORRIS D. BUSBY, age 62, has served as a director of the Company since March 1998 when he was elected by the other directors to fill a vacancy. Since 1995, Ambassador Busby has served as President of BGI, Inc., an international consulting firm. From 1991 to 1994 he was ambassador to the Republic of Colombia and from 1989 to 1991 he was the United States Government's U.S. coordinator for counter-terrorism and directed the international efforts against terrorism during the Persian Gulf War. Prior to that time, he was Principal Deputy Assistant Secretary of State for Inter-American Affairs. From 1984 to 1987 he was Deputy Chief of Mission in Mexico City.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended December 31, 1999 the Board of Directors held five meetings. The Board has an Audit Committee and a Compensation Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Drs. Boyd and Trezza. The Audit Committee met twice during 1999.

    The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Drs. Boyd and Lanzara and Ambassador Busby. The Compensation Committee did not meet during 1999; all compensation matters were handled by the Board of Directors during such fiscal year.

    During the fiscal year ended December 31, 1999, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2
              APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

    In March 1996, the Company adopted and the stockholders approved the Employee Stock Purchase Plan (the "Purchase Plan") covering an aggregate of 150,000 shares of Common Stock, subsequently adjusted to 300,000 shares as a result of the Company's two for one stock split in February, 1997.

    In December 1999, the Board amended the Purchase Plan, subject to stockholder approval, to increase by 150,000 shares the number of shares of Common Stock authorized for issuance under the Purchase Plan to a total of 450,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant purchase rights at levels determined appropriate by the Board.

    During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: all current executive officers as a group--none, and all employees (excluding executive officers) as a group--103,330 shares ($4.25).

    As of March 31, 2000, 230,755 shares had been issued under the Purchase Plan and 69,245 shares remained available under the Purchase Plan, all of which shares remained available for purchase under the current offering.

    Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

    The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 264 employees (except employees who customarily work fewer than either 20 hours per week or 5 months per calendar year) are eligible to participate in the Purchase Plan.

    The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

    The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

    The Board has the power to delegate administration of the Purchase Plan to a committee composed of members of the Board. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee as well as to the Board itself.

OFFERINGS

    The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each offering is 24 months long and is divided into eight shorter "purchase periods" approximately three months long. If the price of the Common Stock is lower at the end of the purchase period than its price at the beginning of the offering, then that offering terminates after the purchase of Common Stock thereunder, and a new offering commences.

ELIGIBILITY

    Any person, including officers of the Company, who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering.

    However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue, in each calendar year during which purchase rights are outstanding, the right to purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates.

PARTICIPATION IN THE PLAN

    An eligible employee may enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employee's base compensation during the offering.

PURCHASE PRICE

    The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions over the course of the offering. At any time during the offering, a participant may increase, reduce or terminate his or her payroll deductions as the Board provides in the offering. Further, the current offering provides that in the case of an employee, who first becomes eligible to participate in the current offering after its commencement, such employee can commence participation as of the date following the end of the current purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

PURCHASE OF STOCK

    By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

    While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time up to 10 days prior to the end of the applicable purchase period.

    Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

    Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

    Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will effectively terminate (be suspended) when all shares reserved for sale under the Purchase Plan have been sold.

    The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under
Section 423 of the Code.

    Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a dissolution, liquidation, specified types of merger of the Company, or any other capital reorganization in which beneficial ownership of more than 50% of the combined voting power entitled to vote in the election of directors is transferred, the Board may (as applicable) require the assumption of the purchase rights under the Purchase Plan or substitution of similar rights, permit the offering to continue unchanged, or terminate any then ongoing offering by accelerating the occurrence of all remaining purchase dates, so that the outstanding purchase rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

    Subject to approval of this Proposal, an aggregate of 450,000 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares not purchased under such rights again become available for issuance under the Purchase Plan.

FEDERAL INCOME TAX INFORMATION

    Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

    A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

    If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

    If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

    There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK PURCHASE RIGHTS UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S DEATH OR THE PROVISIONS OF THE TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

                                   PROPOSAL 3
                     APPROVAL OF 2000 EQUITY INCENTIVE PLAN

    On April 24, 2000, the Board voted to adopt the 2000 Equity Incentive Plan (the "2000 Equity Plan") and terminate the 1991 Equity Incentive Plan (the "1991 Equity Plan"), upon the approval of the 2000 Equity Plan by the Company's stockholders. Since the Board desired to amend the 1991 Equity Plan in a number of ways and the 1991 Equity Plan was due to expire and be replaced in March, 2001, the Board determined to terminate the 1991 Equity Plan early and substitute a new plan. This new plan, the 2000 Equity Plan, is similar to the 1991 Equity Plan except for the following principal changes:

    (a) Shares eligible for Stock Awards under the 2000 Equity Plan automatically increase every year according to a formula which should eliminate the need to amend the plan annually to increase the number of eligible shares; provided, however, that there is a fixed limit for the number of shares which can be issued in connection with incentive stock options.

    (b) The maximum term of the 2000 Equity Plan is subject to the discretion of the Board in lieu of a fixed term of ten years; provided, however, that incentive stock options cannot be granted on or following the tenth anniversary of the adoption of the plan.

    (c) Non-qualified options which previously could not have an exercise price below 85% of fair market value can be issued at any price the Board deems appropriate.

    (d) Stock appreciation rights can no longer be granted.

The principal purpose of these changes, other than the elimination of stock appreciation rights which are no longer economically viable due to changes in the accounting rules, is to enhance the flexibility of the Board and the Compensation Committee in granting stock options and other stock awards to the Company's employees. Since the 1991 Equity Plan was adopted, such stock awards have become an increasingly important component of compensation and a key factor in attracting and retaining employees in the competitive job market in Silicon Valley. In this connection in February 2000 the Board of Directors of the Company also adopted the 2000 Non-Officers Non-Qualified Equity Incentive Plan (the "Non-Officers NQ Plan"). Because this plan, which is otherwise similar to the 1991 Equity Plan, does not grant incentive stock options and does not grant options to officers other than at the time of their initial employment, no stockholder approval of this plan was required.

    Under the 2000 Equity Plan, five-hundred thousand (500,000) shares of Common Stock will initially be eligible for issuance pursuant to stock awards. Additionally, at the end of each calendar year of the Company there will automatically be added on that date, an additional number of shares of Common Stock for issuance pursuant to stock awards. Such additional number of shares of Common Stock will be equal to the lesser of five percent (5%) of the number of shares of Common Stock issued and outstanding on that date, and the number obtained by subtracting the number of shares of Common Stock then reserved under the 2000 Equity Plan, but not subject to outstanding stock awards, from eight percent (8%) of the number of shares of Common Stock issued and outstanding on that date. The Board included this provision in the new plan to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee. The Non-Officers NQ Plan initially authorizes 400,000 shares for issuance in connection with stock awards. As of March 31, 2000 non-qualified options to purchase 306,910 shares of Company Common Stock had been granted, all to employees of the Company's WoodVision division (and none to executive officers) in connection with the commencement of its new log scanning business.

    At December 31, 1999, 3,021,818 shares of the Company's Common Stock were authorized for issuance under the 1991 Equity Plan, options (net of cancelled or expired options) covering an aggregate of 1,977,000 shares of the Company's Common Stock remained outstanding under the 1991 Equity Plan, and only 447,331 shares (plus any shares that might in the future be returned to this plan as a result of cancellations or expiration of options) remained available for future grant. Although this plan will be terminated upon the approval by the stockholders of the 2000 Equity Plan, these options will remain outstanding until exercised, cancelled or expired in accordance with their terms.

    Stockholders are requested in this Proposal 3 to approve the 2000 Equity Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2000 Equity Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

    The essential features of the 2000 Equity Plan are outlined below:

GENERAL

    The 2000 Equity Plan provides for the grant of (i) both incentive and nonstatutory stock options, (ii) stock bonuses, and (iii) rights to purchase restricted stock (collectively, "Stock Awards"). Incentive stock options granted under the 2000 Equity Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options to be granted under the 2000 Equity Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.

PURPOSE

    The 2000 Equity Plan was adopted to provide a means by which directors and employees (including officers) of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

    The 2000 Equity Plan may be administered by the Board or a committee of the Board. The Board has the power to construe and interpret the 2000 Equity Plan and, subject to the provisions of the 2000 Equity Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person. The Board of Directors is authorized to delegate administration of the 2000 Equity Plan to a committee composed of not fewer than two members of the Board, all of the members of which committee must be non-employee directors (unless the Board expressly declares that such requirement shall not apply) and may also be, in the discretion of the Board, outside directors. The Board may abolish such committee at any time and revest in the Board the administration of the 2000 Equity Plan. The Board has delegated administration of the 2000 Equity Plan to the Compensation Committee of the Board. In addition the Board may further delegate the granting of options under the 2000 Equity Plan to employees other than officers to a Non-Officer Stock Option Committee made up of one or more directors who are not non-employee directors. As used herein with respect to the 2000 Equity Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

    Incentive stock options may be granted under the 2000 Equity Plan only to employees (including officers and directors who are employees) of the Company and its affiliates. Employees, non-employee directors and consultants are eligible to receive Stock Awards other than incentive stock options under the 2000 Equity Plan.

    No incentive stock option or award to purchase restricted stock may be granted under the 2000 Equity Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the incentive stock option exercise price is at least 110% of the fair market value of the stock subject to the stock option on the date of grant (100% of the fair market value in the case of an award to purchase restricted stock), and the term of the incentive stock option does not exceed five years from the date of grant. For incentive stock options granted under the 2000 Equity Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE 2000 EQUITY PLAN

    Under the 2000 Equity Plan, five-hundred thousand (500,000) shares of Common Stock shall initially be reserved for issuance pursuant to Stock Awards. Additionally, at the end of each calendar year of the Company there shall automatically be added on that date, an additional number of shares of Common Stock for issuance pursuant to Stock Awards. Such additional number of shares of Common Stock shall be equal to the lesser of five percent (5%) of the number of shares of Common Stock issued and outstanding on that date, and the number obtained by subtracting the number of shares of Common Stock then reserved under the Plan, but not subject to outstanding Stock Awards, from eight percent (8%) of the number of shares of Common Stock issued and outstanding on that date. To the extent required by Section 422 of the Code as then in effect, or any successor provision, during the term of the 2000 Equity Plan, no more than an aggregate of five million (5,000,000) shares of Common Stock may be issued pursuant to Stock Awards intended to qualify as "incentive stock options" thereunder.

    If any Stock Award granted under the 2000 Equity Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such Stock Award again becomes available for issuance under the 2000 Equity Plan. The Common Stock subject to the 2000 Equity Plan may be unissued shares or reacquired shares, bought in the market or otherwise.

TERMS OF OPTIONS

    The following is a description of the permissible terms of options under the 2000 Equity Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

    EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 2000 Equity Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 2000 Equity Plan shall be determined by the Board. However, if options are granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At April 14, 2000 the closing price of the Company's Common Stock as reported on The Nasdaq Stock Market was $5.00 per share.

    OPTION EXERCISE. Options granted under the 2000 Equity Plan may become exercisable ("vest") in cumulative increments as determined by the Board, provided that an option granted to an employee who is not an officer, director or consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. Shares covered by currently outstanding options under the 1991 Equity Plan typically vest at the rate of 25% of the shares subject to the option on the first anniversary of the date of grant and 1/16th of such shares at the end of each quarter thereafter during the optionee's employment or relationship as a consultant or director. Shares covered by options granted in the future under the 2000 Equity Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2000 Equity Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

    TERM. The maximum term of incentive stock options under the 2000 Equity Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 2000 Equity Plan generally will terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless:
(a) such termination is due to such person's disability, in which case the option may, but need not, provide that it may be exercised at any time not exceeding twelve months following such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

    The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 2000 Equity Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

    PURCHASE PRICE. The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement, but in no event may the purchase price be less than eighty-five percent (85%) of the stock's fair market value on the date such award is made.

    CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

    TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a participant's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

ADJUSTMENT PROVISIONS

    If there is any change in the stock subject to the 2000 Equity Plan or subject to any Stock Award granted under the 2000 Equity Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2000 Equity Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

    The 2000 Equity Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 2000 Equity Plan or substitute similar Stock Awards for those outstanding under such plan, or such outstanding Stock Awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 2000 Equity Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised will be accelerated and the Stock Awards terminated if not exercised during such time. Under the terms of the form of option agreement approved by the Board of Directors, officers of the Company whose options are assumed by the surviving corporation will nonetheless have their options accelerated if, during the one-year period following the acquisition, the officer is terminated other than for cause. The acceleration of a Stock Award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the 2000 Equity Plan without stockholder approval or ratification at any time or from time to time; provided, however, that no incentive stock option shall be granted under the 2000 Equity Plan on or after the tenth anniversary of the date the 2000 Equity Plan is adopted by the Board.

    The Board may also amend the 2000 Equity Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary in order for the 2000 Equity Plan to satisfy Section 422 of the Code or any Nasdaq or securities exchange listing requirements or Rule16b-3 ("Rule 16b-3") of the Securities Exchange Act (the "Exchange Act").

RESTRICTIONS ON TRANSFER

    Under the 2000 Equity Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. Other Stock Awards may be transferred if so provided in the individual's stock award agreement or by will, by the laws of descent and distribution, or pursuant to a domestic relations order. In any case, the recipient of a Stock Award may designate in writing a third party who may exercise the Stock Award in the event of the recipient's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to such restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the 2000 Equity Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, then any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon a disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on the length of time the stock was held. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum short-term capital gain rate and ordinary income rate are effectively 39.6% at the present time. Capital losses are allowed in full against capital gains and up to $3,000 against other income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 2000 Equity Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Subject to a requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

    RESTRICTED STOCK AND STOCK BONUSES. Restricted stock and stock bonuses granted under the 2000 Equity Plan generally have the following federal income tax consequences:

    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

    The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e., within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to a covered employee in a taxable year to the extent that non-performance based compensation paid to such a covered employee exceeds $1 million. It is possible that compensation attributable to Stock Awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Treasury regulations issued under Section 162(m) of the Code, provide that compensation attributable to stock options will qualify as performance-based compensation, if: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Restricted stock and stock bonuses qualify as performance-based compensation under these Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writhing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 2000 EQUITY PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2000 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity as of the end of the last fiscal year; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                      SHARES
                                                              BENEFICIALLY OWNED (1)
                                                              -----------------------
NAME                                                            NUMBER     PERCENTAGE
----                                                          ----------   ----------
HARAX Holding, S.A. (2).....................................  2,401,584       19.7%
Dr. Sergio Magistri (3).....................................    367,368        2.9
Tim Black (4)...............................................     42,287       *
Curtis P. DiSibio (5).......................................     65,688       *
David M. Pillor (6).........................................    222,367        1.8
Dr. Douglas P. Boyd (7).....................................     89,558       *
Amb. Morris D. Busby (8)....................................     27,401       *
Dr. Giovanni Lanzara (9)....................................    485,898        3.9
Dr. Bruno Trezza (10).......................................    485,858        3.9
All directors and executive officers as a group (8 persons)
  (11)......................................................  1,727,738       13.2

------------------------

*   Less than 1% of the outstanding Company Common Stock.

(1) Applicable percentage of ownership at March 31, 2000 is based upon 12,215,173 shares of Company Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes sole or shared voting or investment power with respect to shares shown as beneficially owned. Shares of Company Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(2) The business address for the named stockholder is 22, Rue Marie Adelaide, L-2128, Luxembourg. Arsene Kronshagen is the controlling stockholder of HARAX and is deemed to beneficially own such shares.

(3) Includes 336,605 shares issuable pursuant to options exercisable within 60 days of March 31, 2000.

(4) Includes 38,987 shares issuable pursuant to options exercisable within 60 days of March 31, 2000.

(5) Curtis P. DiSibio resigned as Senior Vice President and Chief Financial Officer effective March 19, 1999.

(6) Represents 222,367 shares issuable pursuant to options exercisable within 60 days of March 31, 2000.

(7) Includes 85,513 shares issuable pursuant to options exercisable within 60 days of March 31, 2000.

(8) Includes 7,986 shares issuable pursuant to options exercisble within 60 days of March 31, 2000. Also includes 6,586 shares issuable to BGI, Inc. ("BGI") pursuant to vested options and 12,829 shares issuable pursuant to the terms of a consulting agreement with BGI within 60 days of March 31, 2000. Ambassador Busby is a controlling shareholder of BGI which received these options and shares as partial payment for services provided by BGI pursuant to its consulting agreement with the Company. See Certain Transactions.

(9) Includes 341,886 shares held by PASTEC Holdings, S.A. Giovanni Lanzara is the controlling stockholder of PASTEC. Also includes 86,090 shares issuable pursuant to options exercisable within 60 days of March 31, 2000.

(10) Includes 385,474 shares held by HAKON Holdings, S.A. Bruno Trezza is the controlling stockholder of HAKON. Also includes 100,384 shares issuable pursuant to options exercisable within 60 days of March 31, 2000.

(11) Includes 897,348 shares subject to options exercisable within 60 days of March 31, 2000 or issuable within the next 60 days pursuant to other agreements.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that a monthly statement of changes in beneficial ownership was filed late by Tim Black, Chief Operating Officer.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    In 1999 non-employee directors received a $10,000 annual retainer as compensation for their services as members of the Board. In addition, such directors were reimbursed for expenses incurred in connection with the performance of services as directors. Non-employee directors of the Company also received $2,000 per day for each day of consulting services rendered to the Company not in connection with their services as directors and grants of options to purchase Common Stock under the Company's 1991 Equity Plan based on the amount of consulting work performed for the Company during the year.

    Aggregate consulting fees earned by non-employee directors of the Company were $159,000 in 1999. Giovanni Lanzara (who earned $88,000) was the only individual director who earned consulting fees in excess of $60,000 in 1999. Ambassador Busby is a controlling shareholder of BGI which provided consulting services to the Company in 1999 in excess of $60,000. See "Certain Transactions." In addition Dr. Boyd, Ambassador Busby, Dr. Lanzara and
Dr. Trezza received options on 4,891, 9,556, 12,711 and 11,065 shares, respectively, of the Company's Common Stock.

COMPENSATION OF EXECUTIVE OFFICERS

    SUMMARY OF COMPENSATION

    The following table sets forth certain compensation earned by the Company's Chief Executive Officer and the Company's three other executive officers whose salary and bonus for the year ended December 31, 1999 exceeded $100,000 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                             ANNUAL COMPENSATION         ------------
                                        ------------------------------    SECURITIES
                                         FISCAL                           UNDERLYING       ALL OTHER
NAME                                      YEAR      SALARY     BONUS       OPTIONS      COMPENSATION (1)
----                                    --------   --------   --------   ------------   ----------------
Dr. Sergio Magistri...................    1999     $226,600   $ 92,950       54,880          $3,624
President and Chief Executive Officer     1998      225,000     47,700           --           3,000
                                          1997      160,000     60,000       98,000           2,503

Tim Black.............................    1999      185,400     16,680        4,760           4,860
Chief Operating Officer (2)               1998       47,485         --      100,000              --

Curtis P. DiSibio.....................    1999       56,169     65,576           --             169
Senior Vice President and                 1998      136,417     40,000           --           3,900
  Chief Financial Officer (3)             1997      130,393     90,000       50,000           1,690

David Pillor..........................    1999      133,880    165,220(4)     22,400          3,090
Senior Vice President, Sales and          1998      120,833    347,024(4)         --          4,318
  Marketing                               1997      110,000    386,646(4)     40,000            412

------------------------

(1) Represents matching contributions by the Company to employees' accounts under the Company's 401(k) Plan.

(2) Tim Black joined the Company as Chief Operating Officer on November 16,
    1998.

(3) Curtis P. DiSibio resigned as Senior Vice President and Chief Financial Officer effective March 19, 1999.

(4) Includes commission payments of $103,267 in 1999, $347,024 in 1998 and $386,646 in 1997.

    The Company has a policy of granting certain cash incentive awards to its senior management based upon the achievement of certain performance goals. The specific performance goals are determined by the Company's Board of Directors and are designed to fairly reward senior management for significant positive contributions to the Company.

STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its Named Executive Officers under its 1991 Equity Plan. As of December 31, 1999 options to purchase a total of 1,977,000 shares were outstanding under the 1991 Equity Plan and options to purchase 447,331 shares remained available for grant thereunder.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  % OF TOTAL
                                                   OPTIONS                               RATES OF STOCK PRICE
                                NUMBER OF         GRANTED TO                            APPRECIATION FOR OPTION
                               SECURITIES        EMPLOYEES IN   EXERCISE                       TERM (2)
                           UNDERLYING OPTIONS/   FISCAL YEAR     PRICE     EXPIRATION   -----------------------
NAME                           GRANTED (#)           (1)         ($/SH)       DATE        5% ($)      10% ($)
----                       -------------------   ------------   --------   ----------   ----------   ----------
Dr. Sergio Magistri......         54,880             10.9        $5.25       2/18/09     $469,317     $747,309
Tim Black................          4,760                9         5.25       2/18/09       40,706       64,817
David Pillor.............         22,400              4.4         5.25       2/18/09      191,558      305,024
Curtis P. DiSibio (3)....             --               --           --            --           --           --

------------------------

(1) Options to purchase a total of 504,000 shares of Common Stock were granted in the fiscal year ended December 31, 1999.

(2) Represents the value of such options at the end of its ten year term (without discounting to present value) assuming the market prices of the Common Stock appreciates from the grant date at an annually compounded rate of 5% or 10%. These amounts represent rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on the future performance of the Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Curtis P. DiSibio resigned as Senior Vice President and Chief Financial Officer effective March 19, 1999. Options granted in 1999 were canceled upon Mr. DiSibio's termination.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth information with respect to options exercised by the Named Executive Officers during 1999, the number of securities underlying unexercised options held by the Named Executive Officers as of December 31, 1999 and the value of unexercised in-the-money options as of December 31, 1999:

                                                                                         VALUE OF UNEXERCISED
                                                           NUMBER OF SECURITIES              IN-THE-MONEY
                                                          UNDERLYING UNEXERCISED           OPTIONS AT FISCAL
                                                        OPTIONS AT FISCAL YEAR END           YEAR END (1)
                        SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                    ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    ---------------   -----------   -----------   -------------   -----------   -------------
Dr. Sergio Magistri...          --               --       319,455         41,160      $1,236,452         $0
Tim Black.............          --               --        25,000         79,760               0          0
David Pillor..........          --               --       215,368         22,400         578,719          0
Curtis P. DiSibio
  (2).................      65,688          184,162            --             --              --         --

------------------------

(1) Based on a per share price of $4.125, the closing price of the Common Stock as reported on The Nasdaq Stock Market, minus the exercise price of the option, multiplied by the number of shares underlying the option.

(2) Curtis P. DiSibio resigned as Senior Vice President and Chief Financial Officer effective March 19, 1999. All options not exercised were canceled and expired in October, 1999.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with Dr. Magistri and Messrs. Black and Pillor which provide for salaries and other employment terms. These agreements each provide that if the Company terminates the employee's employment without cause, the employee is entitled to a severance payment equal to his annual base salary for six months. All of the employment agreements are terminable at the will of either the employee or the Company, with or without cause. In each case, termination by the employee requires sixty days notice to the Company.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION*

    The Compensation Committee of the Board of Directors (the "Committee") is composed of three non-employee directors; Drs. Boyd and Lanzara and Ambassador Busby. During the fiscal year 1999 the Committee did not meet and all compensation issues were handled by the Board of Directors acting in accordance with the Committee's charter. All references herein to the Committee shall refer to the Board of Directors for fiscal year 1999. The Committee is responsible for setting and administering the policies which govern annual executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance, and determines the compensation, of the Chief Executive Officer ("CEO"), and other executive officers of the Company based upon a mix of the achievement of the corporate financial goals, individual performance and comparisons with other technology companies. The CEO is not present during the discussions of his compensation.

    The operation of the Committee is subject to the Bylaws of the Company, as in effect from time to time, and the Delaware General Corporation Law. The Committee has the full power and authority to carry out the following responsibilities:

    1. To establish salaries, incentives and other forms of compensation paid to officers and other employees of the company.

    2. To administer various incentive compensation and benefit plans, including the bonus plan.

    3. To perform such other functions and have other powers as may be necessary or convenient in the efficient discharge of the foregoing.

    4. To report to the Board from time to time, or whenever it shall be called upon to do so.

    The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options. The Committee has determined that the salaries for such officers shall be based upon a review of salary surveys of other technology companies performed for the Committee. The Committee may further adjust the salaries of such executive officers based upon the Company's financial performance during the past year and upon each officer's performance against established objectives related to his area of responsibility.

    In awarding stock options, the Committee considers a number of factors, including such executive officer's responsibilities and relative position in the Company, individual performance of such officer, any changes in such officer's responsibility and position, such officer's equity interest in the Company in the form of stock and options held by such individual, the extent to which existing stock options remain unvested and the total number of stock options to be awarded.

    Under the Company's executive bonus plan, executive officers may receive a certain percentage of their base salary in bonus payments, based on a combination of the Committee's subjective evaluation of the individual's performance and advice from the Committee's compensation consultant regarding competitive rates. Further, the Committee seeks to balance the desire for immediate earnings and the longer term goal of enhancing stockholder value. Bonuses are generally paid in the year following the year upon which the bonus is based. In December 1999, the Committee determined not to pay a bonus to the executive team in 2000 based on the disappointing performance of the Company in 1999. However, the

------------------------

    * The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Board did grant management the right to make certain bonus payments to the members of the executive team other than executive officers, not to exceed an aggregate of $100,000, to reward individual performances and address retention issues.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for the CEO. The CEO's salary is determined based on factors such as the Company's achievement of corporate goals and comparisons with technology companies as described above. In awarding stock options, the Committee considers the CEO's performance, the number of unvested options and the total number of options to be granted. The CEO's bonus is dependent upon the Company achieving the performance goals established by the Committee and the Committee's subjective evaluation of the CEO's performance.

    In February 1999, in connection with the Committee's review of Dr. Magistri's compensation, the Committee reviewed certain performance measures of the Company, primarily revenue, backlog and stockholder value. After this review, the Committee increased Dr. Magistri's base salary from $220,000 to $226,600. At the meeting of the Committee in May 1999, it reviewed the CEO's performance against his goals and the additional criteria for payment of the 1998 bonus the Board had set in December 1999, namely the achievement of one quarter of backlog and certain earnings per share in the first quarter of 1999. As a result of meeting these goals, the Board awarded the CEO a bonus of $92,950 with respect to 1998 performance during 1999. In addition, options were granted in 1999 on 54,880 shares of Common Stock under the Company's 1991 Equity Plan. There was no bonus paid to executive officers for 1999 based on the disappointing performance of the Company in 1999.

                   FROM THE MEMBERS OF THE BOARD OF DIRECTORS


Dr. Douglas P. Boyd           Amb. Morris D. Busby

Dr. Giovanni Lanzara          Dr. Bruno Trezza

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee consists of Drs. Boyd and Lanzara and Ambassador Busby. The Compensation Committee did not meet during 1999; all compensation matters were handled by the non-employee members of Board of Directors, which consisted of Drs. Boyd, Lanzara and Trezza and Ambassador Busby during such fiscal year. The foregoing report was prepared by the Board of Directors at its meeting on April 24, 2000.

                     PERFORMANCE MEASUREMENT COMPARISON (1)

    The following graph shows the total stockholder return of an investment of $100 in cash on April 23, 1996 (the first trading date after the Company's Common Stock became registered under Section 12 of the Securities Exchange Act of 1934, as amended) for (i) the Company's Common Stock, (ii) the cumulative total return on the Total Return Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq U.S. Index") and (iii) the S&P Technology Sector Index. All values assume reinvestment of dividends and are calculated as of December 31 of each year.

                COMPARISON OF 44 MONTH CUMULATIVE TOTAL RETURN*
                       AMONG INVISION TECHNOLOGIES, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INVISION       NASDAQ STOCK         S & P
           TECHNOLOGIES, INC.  MARKET (U.S.)  TECHNOLOGY SECTOR
4/23/1996             $100.00        $100.00            $100.00
12/96                 $300.00        $117.54            $134.27
12/97                 $138.64        $144.01            $169.31
12/98                 $112.50        $203.06            $292.87
12/99                  $75.00        $375.79            $512.91

           *    $100 INVESTED ON 4/23/96 IN STOCK OR ON 3/31/96
               IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
               FISCAL YEAR ENDING DECEMBER 31.

    (1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

    (2) $100 invested on April 23, 1996 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.

                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

    In August of 1996 the Company entered into a consulting agreement with BGI, Inc. ("BGI"), a Virginia-based international consulting firm engaged to assist the Company with enhancing its methods, strategies and contacts, to support the marketing of the CTX Series explosive detection systems to the U.S. Government. In March 1998, Ambassador Busby, a controlling shareholder of BGI, was elected to the Company's Board of Directors. In 1999, the Company paid BGI $157,500 in consulting fees of which $37,500 was in the Company's Common Stock, with the number of shares to be issued determined by the closing prices of the stock on the Nasdaq National Market on the dates on which orders were received from the government. The Company believes that the foregoing transaction was in its best interest and was on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

    The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

    On April 24, 2000, the Company's Board of Directors approved a change in the Company's independent accountants for the current fiscal year, from PricewaterhouseCoopers LLP ("PwC") to Deloitte & Touche LLP ("Deloitte & Touche") due to an independence issue. The brother of the Company's Chief Financial Officer is a partner with PwC and was transferred in April, 2000 to an office within 500 miles of the Company's headquarters, rendering PwC unable to act as the Company's independent accountants pursuant to longstanding interpretive guidance regarding independence issued by the Securities and Exchange Commission ("SEC"). The decision to change accountants was approved by the audit committee of the Board of Directors, and by the Board of Directors, effective April 24, 2000.

    The reports of PwC for the fiscal years ended December 31, 1998 and December 31, 1999, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

    During the fiscal years ended December 31, 1998 and December 31, 1999, and the interim period from January 1, 2000 through April 24, 2000, there were no disagreements between the Company and PwC on any accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreement in connection with its reports. No event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the SEC has occurred within the Company's fiscal years ending December 31, 1998 and December 31, 1999, or the period from January 1, 2000 through April 24, 2000.

    The Company has provided PwC with a copy of the disclosures contained herein and will file the response of PwC to the disclosures as an exhibit to the Company's Current Report on Form 8-K which will be filed on or before May 1, 2000.

    The Company did not consult with Deloitte & Touche during the fiscal years ended December 31, 1998 and December 31, 1999, and the interim period from January 1, 2000 through April 24, 2000, on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

    Representatives of neither firm of independent accountants will be present at the Annual Meeting.

                                          By Order of the Board of Directors

                                          [/S/ ROBERT L. JONES]

                                          ROBERT L. JONES
                                          SECRETARY

April 25, 1999

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 ON FORM 10-K DATED MARCH 31, 2000 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CHIEF FINANCIAL OFFICER, INVISION TECHNOLOGIES, INC., 7151 GATEWAY BOULEVARD, NEWARK, CA 94560.

                                                               APPENDIX A

                           INVISION TECHNOLOGIES INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                          AS AMENDED DECEMBER 9-10, 1999

1.       PURPOSE.

         (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of InVision Technologies, Inc. (the "Company"), and its Affiliates (defined in subparagraph 1(b)), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                  (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                  (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iv)  To amend the Plan as provided in paragraph 13.

                  (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Notwithstanding the foregoing, however, no power shall be exercised or act performed if to do so would be in violation of applicable federal or state securities laws to which the Plan is subject.

         (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate four hundred fifty thousand (450,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS; OFFERING.

         (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the memorandum documenting the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

         (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                  (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                  (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                  (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

         (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                  (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                  (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), which shall include or exclude bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) When a participating employee's employment with the Company or designated Affiliate terminates, for any reason other than death or disability, more than thirty (30) days prior to the Purchase Date of any Offering under the Plan, then Rights granted pursuant to such Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under such Offering, without interest. When a participating employee's employment with the Company or designated Affiliate terminates, for any reason other than death or disability, thirty (30) or fewer days prior to the Purchase Date of any Offering under the Plan, then Rights granted pursuant to such Offering under the Plan shall continue in effect and accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under such Offering shall be applied to the purchase of Common Stock on the participant's behalf on the Purchase Date.

         (d) In the event that a participant's employment with the Company is terminated, due to disability or death, more than six (6) months prior to the Purchase Date, the Company shall distribute as soon as practicable to such terminated employee (or his or her beneficiary or estate, as provided in paragraph 14) all of his or her accumulated payroll deductions under the Offering, without interest. In the event that such termination occurs on or within six (6) months prior to the Purchase Date, payroll deductions accumulated on behalf of the participant prior to such termination shall be applied to the purchase of Common Stock on the participant's behalf (or on behalf of his or her beneficiary or estate, as provided in paragraph 14) on the Purchase Date. Common Stock issued pursuant to this subparagraph 7(d) shall not be intended to qualify for tax treatment under Section 423 of the Code if such issuance is made on behalf of a participant whose employment with the Company terminated on account of disability more than three (3) months prior to the Purchase Date. If a participant whose employment with the Company has terminated becomes disabled or dies within the thirty (30) days following his or her termination of employment, such termination shall be deemed to be on account of the participant's disability or death.

         (e) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by beneficiary designation as provided in paragraph 14, and otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE.

         (a) On each date specified therefor in the relevant Offering ("Purchase Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest. The length of time by which a Purchase Date is delayed due to circumstances described in this subparagraph 8(b) shall not be counted as part of the measure of time for participation rights of terminated employees described in subparagraphs 7(c) and 7(d).

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall deliver to the participant, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of the Plan, a balance sheet and an income statement. This subparagraph shall not to key employees whose duties in connection with the Company assure them access to equivalent information.

         (c) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A STOCKHOLDER.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which the beneficial ownership of more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan,
(ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Increase the number of shares reserved for rights under the Plan;

                  (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

                  (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed
(to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that is the earlier of either: the earlier of ten (10) years from the date the Plan is adopted by the Board or is approved by the stockholders of the Company, or all of the shares subject to the Plan's share reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon the date that an appropriate permit qualifying the issuance of Common Stock under the Plan has been issued by the Commissioner of Corporations of the State of California (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

                                                                      APPENDIX B

                           INVISION TECHNOLOGIES, INC.




                           2000 EQUITY INCENTIVE PLAN

                             ADOPTED APRIL 24, 2000



1. PURPOSES.

     (a) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

     (b) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

     (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "BOARD" means the Board of Directors of the Company.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

     (e) "COMMON STOCK" means the common stock of the Company.

     (f) "COMPANY" means InVision Technologies, Inc., a Delaware corporation.

     (g) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

     (h) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (j) "DIRECTOR" means a member of the Board of Directors of the Company.

     (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

          (iii) If required at the time by applicable California law, the value of the Common Stock shall be determined in a manner consistent with Section
260.140.50 of Title 10 of the California Code of Regulations.

     (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (s) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

     (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (u) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (x) "PLAN" means this 2000 Equity Incentive Plan.

     (y) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (z) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (aa) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

     (bb) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (cc) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. ADMINISTRATION.

     (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

     (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or a Stock Award as provided in Section 12.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) DELEGATION TO COMMITTEE.

          (i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (ii) COMMITTEE COMPOSITION VIS A VIS SECTION 162(m) OF THE CODE AND RULE 16b-3. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4. SHARES SUBJECT TO THE PLAN.

     (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, five hundred thousand (500,000) shares of Common Stock shall initially be reserved for issuance pursuant to Stock Awards. Additionally, at the end of each calendar year of the Company there shall automatically be added on that date, an additional number of shares of Common Stock for issuance pursuant to Stock Awards. Such additional number of shares of Common Stock shall be equal to the lesser of five percent (5%) of the number of shares of Common Stock issued and outstanding on that date, and the number obtained by subtracting the number of shares of Common Stock then reserved under the Plan, but not subject to outstanding Stock Awards, from eight percent (8%) of the number of shares of Common Stock issued and outstanding on that date.

     (b) LIMIT ON COMMON STOCK ISSUABLE BY EXERCISE OF "INCENTIVE STOCK OPTIONS." To the extent required by Section 422 of the Code as then in effect, or any successor provision, during the term of the Plan, no more than an aggregate of five million (5,000,000) shares of Common Stock may be issued pursuant to Stock Awards intended to qualify as "incentive stock options" thereunder.

     (c) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     (d) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

     (a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees, but only if such Stock Awards are granted within the period of time permitted under Section 422(b)(2) of the Code, as then in effect, or any successor provision. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

     (b) TEN PERCENT STOCKHOLDERS.

          (i) A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

          (ii) If required by California law a Ten Percent Stockholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section
260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

          (iii) If required by California law a Ten Percent Stockholder shall not be granted a restricted stock award unless the purchase price of the restricted stock is at least (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.42 of Title 10 of the California Code of Regulations at the time of the grant of such restricted stock award.

     (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than two hundred thousand (200,000) shares of Common Stock during any calendar year.

     (d) CONSULTANTS. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (E.G., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option shall be determined by the Board.

     (d) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted shall not be transferable except to the extent provided in the Option Agreement. If the Option Agreement for a Nonstatutory Stock Option does not provide for transferability, then such Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

     (h) MINIMUM VESTING. Notwithstanding the foregoing subsection 6(g), to the extent the Plan must comply with the following restrictions on vesting required by Section 260.140.41(f) of Title 10 of the California Code of Regulations:

          (i) An Option granted at that time to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

          (ii) An Option granted at that time an to Officer, Director or Consultant may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

     (i) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days for Options granted while the Plan must comply with Section 260.140.41 of Title 10 of the California Code of Regulations unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

     (j) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

     (k) DISABILITY OF OPTIONHOLDER. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted while the Plan must comply with Section 260.140.41 of Title 10 of the California Code of Regulations) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (l) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted while the Plan must comply with Section 260.140.41 of Title 10 of the California Code of Regulations) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     (m) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

     (a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) CONSIDERATION. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

          (ii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

          (iv) TRANSFERABILITY. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

     (b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made while the Plan must comply with Section 260.140.42 of Title 10 of the California Code of Regulations, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. Otherwise, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

          (ii) CONSIDERATION. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

          (iii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

          (v) TRANSFERABILITY. For a restricted stock award made while the Plan must comply with Section 260.140.42 of Title 10 of the California Code of Regulations, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Otherwise, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8. COVENANTS OF THE COMPANY.

     (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

     (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

     (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

     (g) INFORMATION OBLIGATION. At any time that the Plan is subject to Section
260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

     (h) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent a Stock Award is required to comply with Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time such Stock Award is made, any repurchase option contained in such Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

          (i) FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares of Common Stock become publicly traded.

          (ii) ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

11. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (b) CHANGE IN CONTROL--DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

     (c) CHANGE IN CONTROL--ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

     (c) SPECIAL RULE REGARDING INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted under the Plan on or after the tenth anniversary of the date the Plan is adopted by the Board.

14. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

          CHOICE OF LAW.

     The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                                 DETACH HERE


                                   PROXY

                         INVISION TECHNOLOGIES, INC.

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MAY 31, 2000

    The undersigned appoints Dr. Sergio Magistri and Tim Black, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of INVISION TECHNOLOGIES, INC., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 7151 Gateway Boulevard, Newark, California 94560 on Thursday, May 31, 2000 at 9:30 a.m., (local time), and any and all postponements, continuations, and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in request of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    The undersigned hereby directs and authorizes said proxies, and each of them, or their substitutes, to vote as specified herein with respect to the proposals listed in paragraphs 1, 2 and 3. Unless otherwise specified this proxy will be voted in favor of proposals 1, 2 and 3.

    The undersigned hereby further confers upon said proxies, and each of them, or their substitutes, authority to vote in respect to all other matters which may properly come before the meeting or any continuation or adjournment thereof.

    The undersigned hereby acknowledges receipt of: (1) Notice of Annual
Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and
(3) Annual Report of the Company for the fiscal year ended December 31, 1999.
---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
      SIDE                                                             SIDE
---------------                                                  ---------------

------------------
VOTE BY TELEPHONE
------------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8883)

--------------------------------------------------
Follow these four easy steps:

1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.

2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8883).

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.
--------------------------------------------------

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

-----------------
VOTE BY INTERNET
-----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

--------------------------------------------------
Follow these four easy steps:

1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.

2. Go to the Website
   http://www.eproxyvote.com/invn

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.
--------------------------------------------------

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/invn anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET






                                  DETACH HERE

--- PLEASE MARK
 X  VOTES AS IN
--- THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

1. To elect (01) Dr. Sergio Magistri and (02) David Pillor as the Class I directors to hold office until 2003 Annual Meeting of Stockholders and until their successors are elected and qualified.

              FOR / /        / / WITHHELD

/ /________________________________________
    For all nominees except as noted above

                                                          FOR   AGAINST  ABSTAIN
2. To approve the Company's 2000 Equity Incentive Plan.   / /     / /      / /

3. To approve the Company's Employee Stock Purchase Plan  / /     / /      / /
   as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 150,000 shares to 450,000 shares.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.  / /

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If the signer is a partnership, please sign in partnership name by authorized person.

Signature:_________________ Date:______ Signature:_________________ Date:______